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                                                                   EXHIBIT 24(A)

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
UJB Financial Corp.:

We consent to the use of our report, incorporated herein by reference, and to the reference to our Firm under the heading "Experts" in the Prospectus/Proxy Statement.

Our report dated January 17, 1994 refers to a change in the method of accounting for income taxes in 1993.

                                          KPMG Peat Marwick

Short Hills, New Jersey

May 4, 1994